September 19, 1997

                        SUPPLEMENT TO THE PROSPECTUS OF:
                          PIONEER TAX-FREE INCOME FUND
                              DATED APRIL 30, 1997


IV.  MANAGEMENT OF THE FUND

     Mr. David Tripple, President and Chief Investment Officer of PMC and Executive Vice President of each Pioneer mutual fund, has general responsibility for PMC's investment operations and chairs a committee of PMC's fixed income managers which reviews PMC's research and portfolio operations, including those of the Fund. Mr. Tripple joined PMC in 1974.

     Research and management for the Fund is the responsibility of a team of portfolio managers and analysts focusing on fixed income securities. Members of the team meet regularly to discuss holdings, prospective investments and portfolio composition. Mr. Sherman Russ, a Senior Vice President of PMC, is the senior member of the fixed income team. Mr. Russ joined PMC in 1983. Day-to-day management of the Fund has been the responsibility of Mr. Russ since September 2, 1997.

                                              0997-4559
                                             (C) Pioneer Funds Distributor, Inc.